SMALL-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

COMMON STOCKS 100.3%

Websense, Inc.*

4,767

$

80,276

Wright Express Corp.*†

3,220

79,856

CONSUMER DISCRETIONARY 24.1%

Quality Systems, Inc.†

2,599

76,099

PetMed Express, Inc.*†

7,765

$

95,121

Factset Research Systems,

Panera Bread Co. — Class

Inc.†

1,130

63,687

A*†

2,052

94,926

United Online, Inc.†

5,760

57,773

Volcom, Inc.*†

3,790

90,695

Comtech

Coinstar, Inc.*†

2,757

90,181

Telecommunications

Gymboree Corp.*

2,045

81,943

Corp.*†

1,101

53,949

Meritage Homes Corp.*†

5,365

81,387

Concur Technologies,

Stage Stores, Inc.†

6,521

76,100

Inc.*†

1,620

53,832

NutriSystem, Inc.†

5,020

70,983

Epicor Software Corp.*†

7,730

53,414

Pool Corp.†

3,646

64,753

SPSS, Inc.*†

1,440

52,373

K-Swiss, Inc. — Class A†

4,394

64,592

Faro Technologies, Inc.*†

2,060

51,850

Hibbett Sports Inc.*†

2,996

63,216

Ansys, Inc.*†

1,081

50,937

Papa John's International,

CACI International, Inc. —

Inc.*

2,326

61,848

Class A*†

1,053

48,196

Arbitron, Inc.

1,226

58,235

Intevac, Inc.*†

4,232

47,737

Standard-Pacific Corp.†

17,094

57,778

Netgear, Inc.*†

3,172

43,964

Pre-Paid Legal Services,

Tyler Technologies, Inc.*

3,202

43,451

Inc.*

1,368

55,568

Blackbaud, Inc.†

1,977

42,308

Jos. A. Bank Clothiers,

Smith Micro Software,

Inc.*†

2,034

54,410

Inc.*†

7,360

41,952

Stamps.com, Inc.*

4,100

51,168

DealerTrack Holdings,

CEC Entertainment, Inc.*†

1,801

50,446

Inc.*†

2,840

40,072

Zumiez, Inc.*†

3,030

50,237

EPIQ Systems, Inc.*

2,788

39,590

Dress Barn, Inc.*†

3,598

48,141

Daktronics, Inc.†

1,917

38,666

P.F. Chang's China Bistro,

Scansource, Inc.*†

1,353

36,206

Inc.*†

2,118

47,316

Micros Systems, Inc.*†

1,184

36,100

Tractor Supply Co.*†

1,566

45,477

Sonic Solutions, Inc.*†

5,855

34,896

Polaris Industries, Inc.†

1,120

45,226

Diodes, Inc.*†

1,200

33,168

Deckers Outdoor Corp.*†

291

40,507

Secure Computing Corp.*

7,618

31,538

Shuffle Master, Inc.*†

7,650

37,791

InfoSpace, Inc.

3,726

31,037

Drew Industries, Inc.*†

2,284

36,430

Stratasys, Inc.*†

1,310

24,183

Sonic Corp.*†

2,448

36,230

Brightpoint, Inc.*†

3,300

24,090

Fossil, Inc.*

1,013

29,448

LoJack Corp.*

2,410

19,184

Universal Technical

ViaSat, Inc.*

940

18,997

Institute, Inc.*

2,299

28,646

Total Information Technology

__________

1,655,098

Monarch Casino & Resort,

HEALTH CARE 18.2%

Inc.*†

2,105

24,839

HealthExtras, Inc.*

4,234

127,613

Christopher & Banks Corp.†

3,448

23,446

Martek Biosciences Corp.*†

3,338

112,524

CROCS, Inc.*†

2,746

21,995

LHC Group, Inc.*

4,474

104,021

LKQ Corp.*†

1,216

21,973

inVentiv Health, Inc.*†

2,490

69,197

WMS Industries, Inc.*†

657

19,559

Palomar Medical

Select Comfort Corp.*

8,600

14,104

Technologies, Inc.*†

6,005

59,930

Total Consumer Discretionary

__________

1,834,715

AMN Healthcare Services,

INFORMATION TECHNOLOGY 21.7%

Inc.*†

3,450

58,374

j2 Global Communications,

Integra LifeSciences

Inc.*†

5,117

117,691

Holdings Corp.*†

1,308

58,180

Ansoft Corp.*

2,670

97,188

Immucor, Inc.*†

2,180

56,418

Bankrate, Inc.*†

2,325

90,838

PharMerica Corp.*

2,404

54,306

Cooper Companies, Inc.†

1,253

46,549

1

SMALL-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Sciele Pharma, Inc.†

2,224

$

43,034

optionsXpress Holdings,

Dionex Corp.*†

641

42,543

Inc.†

3,260

$

72,828

Sunrise Senior Living,

Infinity Property & Casualty

Inc.*†

1,815

40,801

Corp.†

1,606

66,681

Idexx Laboratories, Inc.*

808

39,382

Zenith National Insurance

Molina Healthcare, Inc.*†

1,568

38,165

Corp.†

1,860

65,398

Healthways, Inc.*†

1,195

35,372

World Acceptance Corp.*†

1,766

59,461

AmSurg Corp.*†

1,415

34,455

Philadelphia Consolidated

Kendle International, Inc.*†

940

34,150

Holding Corp.*

1,520

51,634

Kensey Nash Corp.*

1,051

33,685

Nara Bancorp, Inc.

3,850

41,311

Abaxis, Inc.*

1,380

33,299

PrivateBancorp, Inc.†

1,189

36,122

Pediatrix Medical Group,

First Cash Financial

Inc.*†

663

32,639

Services, Inc.*†

2,360

35,376

Amedisys, Inc.*†

646

32,571

UCBH Holdings, Inc.†

2,540

5,715

Merit Medical Systems,

Total Financials

__________

666,293

Inc.*

2,142

31,487

INDUSTRIALS 7.5%

SurModics, Inc.*†

665

29,819

Landstar System, Inc.†

1,797

99,230

LCA-Vision, Inc.†

5,650

26,951

Knight Transportation, Inc.†

3,419

62,568

American Medical Systems

Ceradyne, Inc.*†

1,787

61,294

Holdings, Inc.*†

1,789

26,746

Orbital Sciences Corp.*†

2,540

59,842

Air Methods Corp.*

940

23,500

Forward Air Corp.

1,298

44,911

Haemonetics Corp.*†

369

20,465

Simpson Manufacturing

ICU Medical, Inc.*†

870

19,906

Co., Inc.†

1,824

43,302

PharmaNet Development

Heartland Express, Inc.

2,889

43,075

Group, Inc.*†

1,084

17,095

Curtiss-Wright Corp.†

958

42,861

Total Health Care

__________

1,383,177

Waste Connections, Inc.*†

1,028

32,824

ENERGY 12.9%

Toro Co.†

930

30,941

Basic Energy Services,

Teledyne Technologies,

Inc.*†

4,915

154,822

Inc.*†

633

30,884

Unit Corp.*†

1,679

139,307

AAR Corp.*†

1,360

18,401

St. Mary Land &

Total Industrials

__________

570,133

Exploration Co.†

2,093

135,292

CONSUMER STAPLES 3.9%

Hornbeck Offshore

Mannatech, Inc.†

17,022

92,600

Services, Inc.*†

1,769

99,966

USANA Health Sciences,

Penn Virginia Corp.

1,250

94,275

Inc.*†

2,536

68,142

Petroleum Development

Green Mountain Coffee

Corp.*†

1,388

92,288

Roasters, Inc.*†

1,090

40,951

Helix Energy Solutions

Chattem, Inc.*†

530

34,477

Group, Inc.*

1,812

75,452

Boston Beer Co., Inc. —

CARBO Ceramics, Inc.†

1,136

66,286

Class A*

840

34,171

Superior Well Services,

United Natural Foods,

Inc.*

1,800

57,078

Inc.*†

1,346

26,220

Oceaneering International,

Total Consumer Staples

__________

296,561

Inc.*†

606

46,692

MATERIALS 3.2%

Dril-Quip, Inc.*

371

23,373

Headwaters, Inc.*†

6,461

76,046

Total Energy

__________

984,831

NewMarket Corp.†

1,080

71,529

FINANCIALS 8.8%

Deltic Timber Corp.

1,290

69,028

TradeStation Group, Inc.*†

7,780

78,967

Portfolio Recovery

Associates, Inc.*†

2,059

77,213

Wilshire Bancorp, Inc.

8,820

75,587

2

SMALL-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Shares

Value

Brush Engineered Materials,

Inc.*

1,046

$

25,543

Total Materials

__________

242,146

Total Common Stocks

(Cost $6,676,769)

__________

7,632,954

SECURITIES LENDING COLLATERAL 45.0%

Mount Vernon Securities

Lending Trust Prime Portfolio

3,423,506

3,423,506

Total Securities Lending Collateral

(Cost $3,423,506)

__________

3,423,506

Face

Amount

REPURCHASE AGREEMENTS 0.8%

Collateralized by Obligations of

the U.S. Treasury or U.S.

Government Agencies

Mizuho Financial Group, Inc.

issued 06/30/08 at 1.75% due

07/01/08

$

49,394

49,394

Morgan Stanley, Inc. issued

06/30/08 at 1.70% due

07/01/08

5,699

5,699

Lehman Brothers Holdings, Inc.

issued 06/30/08 at 0.25%

due 07/01/08

3,799

__________

3,799

Total Repurchase Agreements

(Cost $58,893)

__________

58,892

Total Investments 146.1%

(Cost $10,159,168)

$

_____________

11,115,352

Liabilities in Excess of Other

Assets – (46.1)%

$

_____________

(3,509,100)

Net Assets – 100.0%

$

7,606,252

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at June 30, 2008.

3